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Causeway International Value Fund

Institutional Class (CIVIX)

Investor Class (CIVVX)

Summary Prospectus

January 26, 2024

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.causewayfunds.com/documents. You can also get this information at no cost by calling 1-866-947-7000 or by sending an e-mail request to causewayfunds@seic.com. The Fund’s prospectus and statement of additional information, both dated January 26, 2024, are incorporated by reference into this summary prospectus.

Investment Objective

The Fund’s investment objective is to seek long-term growth of capital and income.

Fees and Expenses

The following table shows the fees and expenses that you pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Transaction Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class		Investor Class
Management Fees	0.80%		0.80%
Other Expenses	0.10%		0.10%
Shareholder Service Fees	Non	e	0.25%
Total Annual Fund Operating Expenses	0.90%		1.15%
Expense Reimbursement (1)	(0.02)%		(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.88%		1.13
(1)

Under the terms of an expense limit agreement, the Investment Adviser has agreed to waive all or a portion of its advisory fee and, if necessary, reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, tax reclaim-related fees and expenses, and extraordinary expenses) from exceeding 0.85% of the average daily net assets of each of the Institutional Class and Investor Class shares. The expense limit agreement will remain in effect until January 31, 2025 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the effect of the expense limit agreement through January 31, 2025 only, and assumes no expense limit after that time. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$90	$285	$497	$1,106
Investor Class	$115	$363	$631	$1,396

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies and Risks

What are the Fund’s principal investment strategies?

The Fund invests primarily in common stocks of companies in developed countries outside the U.S. Normally, the Fund invests at least 80% of its total assets in stocks of companies in a number of foreign countries and invests the majority of its total assets in companies that pay dividends or repurchase their shares. The Fund may invest up to 15% of its total assets in companies in emerging (less developed) markets.

The Investment Adviser determines a company’s country by referring to: the stock exchange where its securities are principally traded; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located. These categories are designed to identify investments that are tied economically to, and subject to the risks of, investing outside the U.S. The Fund considers a country to be an emerging market if the country is included in the MSCI Emerging Markets Index.

When investing the Fund’s assets, the Investment Adviser follows a value style, performing fundamental research supplemented by quantitative analysis. Beginning with a universe of all publicly listed companies throughout the non-U.S. developed and emerging markets, the Investment Adviser applies market capitalization and liquidity thresholds to reduce investment candidates to approximately 2,000 equity securities. The Investment Adviser uses quantitative valuation screens to further narrow the potential investment candidates. The Investment Adviser then performs fundamental research, which generally includes company-specific research, company visits, and interviews of suppliers, customers, competitors, industry analysts, and experts. The Investment Adviser also applies a proprietary quantitative risk model to adjust return forecasts based on risk assessments. This process results in risk-adjusted return forecasts for a closely followed group of potential investment candidates. Using a value style means that the Investment Adviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.

The Investment Adviser considers whether a company has each of the following value characteristics in purchasing or selling securities for the Fund:

•	Low price-to-earnings ratio (stock price divided by earnings per share) relative to the sector

•	High yield (percentage rate of return paid on a stock in dividends and share repurchases) relative to the market

•	Low price-to-book value ratio (stock price divided by book value per share) relative to the market

•	Low price-to-cash flow ratio (stock price divided by net income plus non-cash charges per share) relative to the market

•	Financial strength

Generally, price-to-earnings ratio and yield are the most important factors.

The Fund may invest in companies of any market capitalization, and is not required to invest a minimum amount and is not limited to investing a maximum amount in companies in any particular country.

What are the main risks of investing in the Fund?

Market and Selection Risk. As with any mutual fund, the Fund’s value, and therefore the value of your Fund shares, may go down. This may occur because the value of a particular stock or stock market in which the Fund invests is falling, and it is possible that such changes will be sharp and unpredictable. Global economies are increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, war, conflicts, natural disasters, pandemics, epidemics, inflation/deflation and social unrest) in one country or region might adversely impact a different country or region. Also, the Investment Adviser may select securities that underperform the

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stock market or other funds with similar investment objectives and investment strategies. The Investment Adviser’s use of quantitative screens and techniques may be adversely affected if it relies on erroneous or outdated data. If the value of the Fund’s investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.

Foreign and Emerging Markets Risks. Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

Value Stock Risk. Value stocks, including those selected by the Investment Adviser for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. The Fund’s value discipline sometimes prevents or limits investments in stocks that are in its benchmark index, the MSCI EAFE Index (Net).

Small and Medium Cap Risk. The Fund may invest in smaller and medium capitalization issuers. The values of securities of smaller and medium capitalization companies can be more sensitive to, and react differently to, company, political, market, and economic developments than the market as a whole and other types of securities. Because of these and other risks, securities of smaller and medium capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. During some periods, securities of smaller and medium capitalization companies, as asset classes, have underperformed the securities of larger capitalization companies.

Dividend-Paying Stock Risk. Dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. The prices of dividend-paying stocks may decline as interest rates increase. In addition, issuers of dividend-paying stocks typically have discretion to defer or stop paying dividends. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.

See “Investment Risks” in the prospectus for more information about the risks associated with the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be an appropriate investment if you:

•	Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

•	Are seeking to diversify a portfolio of equity securities to include foreign securities.

•	Can tolerate the increased volatility and currency fluctuations associated with investments in foreign securities.

•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital and income.

Performance

The bar chart and the performance table that follow provide some indication of the risks and volatility of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five and ten years, and since inception, compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit www.causewayfunds.com.

Institutional Class:

During the period shown in the bar chart, the best quarter was 27.32% (12/31/2020) and the worst quarter was -32.01% (3/31/2020).

Average Annual Total Returns

After-tax returns are shown for the Institutional Class only; after-tax returns for the Investor Class will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

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For the periods ended December 31, 2023:

Institutional Class	1 Year	5 Years	10 Years	Since Inception (October 26, 2001)
Fund Returns Before Taxes	27.33%	10.39%	4.48%	7.30%
Fund Returns After Taxes on Distributions	26.36%	9.83%	3.99%	6.66%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	17.03%	8.28%	3.55%	6.22%
Investor Class
Fund Returns Before Taxes	27.02%	10.12%	4.24%	7.04%
MSCI EAFE Index (Gross) (reflects no deduction for fees, expenses or taxes)	18.85%	8.69%	4.78%	6.31%
MSCI EAFE Index (Net)* (reflects deduction for withholding taxes but not for fees or expenses)	18.24%	8.16%	4.28%	5.83%
*

Effective the date of the prospectus, the Fund’s benchmark changed from the MSCI EAFE Index (Gross) to the MSCI EAFE Index (Net). The MSCI EAFE Index (Gross) is calculated to reflect reinvestment of distributions without any deductions for tax withholdings on such distributions. The MSCI EAFE Index (Net) is calculated to reflect reinvestment of distributions after accounting for tax withholdings on such distributions by applying a maximum assumed tax withholding rate. The Fund believes “net” benchmarks are regularly used by other registered investment companies and generally better align with the tax impact on the Fund’s foreign security holdings.

Portfolio Management

Investment Adviser

Causeway Capital Management LLC

Portfolio Managers

The Fund is managed by the following team of portfolio managers:

Brian Woonhyung Cho, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2021.

Jonathan Eng, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2006.

Harry Hartford, president and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2001.

Sarah Ketterer, chief executive officer and co-founder of the Investment Adviser, has served on the Fund’s portfolio management team since 2001.

Ellen Lee, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2015.

Conor Muldoon, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2010.

Steven Nguyen, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2019.

Alessandro Valentini, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2013.

Purchase and Sale of Fund Shares: You may purchase, sell (redeem), or exchange shares of the Fund on any business day through your broker, by writing to the Fund at P.O. Box 219085, Kansas City, MO 64121-7159, telephoning the Fund at 1-866-947-7000 or visiting the Fund’s website at www.causewayfunds.com. Shares may be purchased by check or by wire, or through the automated clearing house. You may receive redemption proceeds by wire or by check.

Investor Class shares require a $5,000 minimum initial investment. Institutional Class shares require a $1 million minimum initial investment. There are no minimum amounts required for subsequent investments.

Tax Information: Distributions from the Fund are generally taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary’s website.

CCM-SM-001-1600

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